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                                  EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 23, 2003 relating to the financial statements and financial statement schedule of U.S. Home & Garden Inc., appearing in U.S. Home & Garden Inc.'s Annual Report on Form 10-K for the year ended June 30, 2003.

                                                /s/ BDO Seidman, LLP
                                                    BDO Seidman LLP
                                                    Kalamazoo, Michigan

March 15, 2004